THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


                                           CONVERTIBLE SENIOR SECURED NOTE


El Segundo, California                                       $3,000,000.00
October 7, 1998

     FOR VALUE RECEIVED, Aura Systems, Inc., a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of RGC International Investors, LDC or registered assigns (the "Holder") the sum of Three Million Dollars ($3,000,000), on (i) the earliest of (a) April 1, 1999, (b) the closing of a convertible debt, convertible preferred or common equity financing with net proceeds to the Borrower of at least $6,000,000, and (c) the occurrence of a Maturity Date Event of Default (as defined in Section 1.2) (the earliest of such dates is hereinafter defined as the "Maturity Date") or (ii) if, and solely to the extent that, the Holder elects the Conversion Option (as defined below), on October 7, 2003 (the "Automatic Conversion Date"), and to pay interest on the unpaid principal balance hereof at the rate of fourteen percent (14%) per annum from October 7, 1998 (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Subject to Article VI, the Borrower may prepay the principal and interest on this Note, without premium or penalty, at any time prior to the Maturity Date. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty-two percent (22%) per annum (or such lesser amount as is allowed by law) from the due date thereof until the same is paid ("Default Interest"). Interest shall commence accruing on October 7, 1998, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable (i) in cash, (a) on January 2, 1999 and on the Maturity Date (as defined herein) and (b) solely in respect of the principal amount in respect of which the Holder elects the Conversion Option, the date on which the Holder elects the Conversion Option or (ii) to the extent the Holder elects the Conversion Option, at the time of optional or automatic conversion of the principal to which such interest relates in accordance with Article I below. All payments of principal and accrued interest (to the extent not converted into common stock, par value $.005 per share, of the Borrower (the "Common Stock") in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement, dated October 7, 1998, pursuant to which this Note was originally issued (the "Purchase Agreement"). The Automatic Conversion Date is subject to extension pursuant to
Section 2.4 below. This Note is a secured obligation and is subject to the terms of that certain Security Agreement dated as of October 7, 1998 (the "Security Agreement").

         The following terms shall apply to this Note:

                     ARTICLE  I.  MANDATORY PAYMENT

     1.1 Mandatory Payment. On the Maturity Date, the Borrower shall be required to pay this Note in accordance with this Section 1.1 to the extent the Holder hereof has not previously elected to exercise its Conversion Option (as defined in Section 2.1(a)) in accordance with Section 2.1(a). No later than five (5) business days after the Maturity Date (the "Payment Date"), the Borrower shall make payment of the Mandatory Payment Amount (as defined below) in cash to or upon the order of the Holder as specified by the Holder in writing to the Borrower. The "Mandatory Payment Amount" shall be equal to the sum of (a) the outstanding principal amount of this Note not subject to the Conversion Option plus (b) accrued and unpaid interest on the principal amount of this Note not subject to the Conversion Option plus (c) Default Interest, if any, on the interest referred to in the immediately preceding clause plus (d) any amounts owed to the Holder pursuant to Sections 2.3 and 2.4(g) hereof or pursuant to
Section 2(b) of the Registration Rights Agreement; provided, however, that if the Maturity Date results from the occurrence of one of the Events of Default which constitutes a Maturity Date Event of Default then the Mandatory Payment Amount shall equal the Default Amount. If the Borrower fails to pay the Mandatory Payment Amount on the Payment Date, such portion of the Note shall, at the sole election of the Holder, become subject to the Conversion Option. Except as otherwise provided in the preceding sentence, the portion of this Note, if any, in respect of which the Conversion Option is elected shall be deducted from the Mandatory Payment Amount, and shall be convertible in accordance with
Article II. The remainder of the Mandatory Payment Amount shall continue to be immediately due and owing. Subject to Article V, the Borrower shall have the right to prepay any portion of this Note at any time prior to the Maturity Date.

     1.2 Maturity  Date Events of Default.  The Events of Default (as defined in
Article IV)  described in Sections 4.1, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, or 4.10 as
well as the events of default attached hereto as Schedule 1.2 shall be deemed to be "Maturity Date Events of Default."

                       ARTICLE II.  CONVERSION RIGHTS

                  2.1      Conversion Right.

     (a) Notwithstanding anything else contained herein to the contrary, on or after the earlier of (i) one hundred twenty (120) days from the Issue Date; (ii) the occurrence of an event set forth in Schedule 1.2; and (iii) the Payment Date (to the extent the Mandatory Payment Amount is not paid on the Payment Date), the Holder may elect to have all or a portion of this Note become convertible into Common Stock pursuant to this Article II (the "Conversion Option"). To the extent the Conversion Option is not exercised as a result of clause (i) above, this Note shall become due on the Maturity Date pursuant to Section 1.1. The Holder may elect to exercise the Conversion Option by sending written notice to the Borrower at any time after the Conversion Option becomes effective. Notwithstanding anything else contained herein to the contrary, to the extent the Holder elects the Conversion Option, the Holder shall retain the right to demand payment in accordance with Section 1.1 of any portion of this Note in respect of which it has exercised the Conversion Option or otherwise at any time on or after the Maturity Date upon five (5) Trading Days written notice to the Borrower.

     (b) Upon election of the Conversion Option, the Holder shall have the right from time to time, and at any time on or prior to the day that all of the principal, accrued interest and other amounts payable hereunder are paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion (together with accrued interest thereon), into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price determined as provided herein (the "Conversion Price"); provided, however, that in no event (other than in connection with an Automatic Conversion (as defined in Section 2.4 below) on the Automatic Conversion Date) shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower (including, without limitation, the warrants issued by the Borrower pursuant to the Purchase Agreement) subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date a notice of conversion, in the form attached hereto as Exhibit A (the "Notice of Conversion"), is delivered to the Borrower by the Holder in accordance with Section 2.4 below (the "Conversion Date"). The term "Conversion Amount" means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date plus
(3) Default Interest, if any, on the interest referred to in the immediately preceding clause (2) plus (4) at the Holder's option, any amounts owed to the Holder pursuant to Sections 2.3 and 2.4(g) hereof or pursuant to Section 2(b) of that certain Registration Rights Agreement, dated as of October 7, 1998, executed in connection with the initial issuance of this Note and the other Notes issued pursuant to the Purchase Agreement (the "Registration Rights Agreement"); provided, however, that in the event that the Conversion Option has been elected following an event specified in Sections 2.1(a)(ii) or (iii), the "principal amount of this Note" shall be deemed to refer to the Mandatory Payment Amount.

                  2.2      Conversion Price.

     (a) The Conversion Price shall be the lesser of (i) the Variable Conversion Price (as defined herein) and (ii) the Fixed Conversion Price (as defined herein) (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" shall mean the Applicable Percentage (as defined herein) multiplied by the Market Price (as defined herein). "Market Price" means the average of the Closing Bid Prices for the Common Stock for any five (5) consecutive Trading Days during the sixty (60) Trading Day period (the "Pricing Period") ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the "Conversion Date"). "Closing Bid Price" means, for any security as of any date, the last closing bid price on the Nasdaq National Market as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by Holders of a majority in interest of the Notes and the Borrower ("Bloomberg") or, if the Nasdaq National Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date shall be the fair market value as mutually determined by the Borrower and the Holders of a majority in interest of Notes being converted for which the calculation of the closing bid price is required in order to determine the Conversion Price of such Notes. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. "Applicable Percentage" shall mean 100%. The "Fixed Conversion Price" shall mean $1.40. The "Closing Price" means, for any security as of any date, the last sale price on the Nasdaq National Market as reported by Bloomberg or, if the Nasdaq National Market is not the principal trading market for such security, the last sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last sale price is reported for such security by Bloomberg, then the average of the bid and ask prices of all active market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Price of such security on such date shall be the fair market value as mutually determined by Borrower and the Holders of a majority in interest of the Notes being converted for which the calculation of the Closing Price is required in order to determine the Conversion Price of such Notes.

     (b) Notwithstanding anything contained in Section 2.2(a) to the contrary, in the event the Borrower (i) makes a public announcement that it intends to consolidate or merge with any other corporation (other than a merger in which the Borrower is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Borrower or (ii) any person, group or entity (including the Borrower) publicly announces a tender offer to purchase 50% or more of the Borrower's Common Stock (or any other takeover scheme) (the date of the announcement referred to in clause (i) or (ii) is hereinafter referred to as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for a Conversion occurring on the Announcement Date and (y) the Conversion Price that would otherwise be in effect. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in this
Section 2.2(b). For purposes hereof, "Adjusted Conversion Price Termination Date" shall mean, with respect to any proposed transaction or tender offer (or takeover scheme) for which a public announcement as contemplated by this Section 2.2(b) has been made, the date upon which the Borrower (in the case of clause
(i) above) or the person, group or entity (in the case of clause (ii) above) consummates or publicly announces the termination or abandonment of the proposed transaction or tender offer (or takeover scheme) which caused this Section 2.2(b) to become operative.

     (c) In the event that (1) the Borrower fails to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement (as defined in the Registration Rights Agreement) prior to one hundred twenty (120) days following the Issue Date, or (2) such Registration Statement lapses in effect, or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) cannot otherwise be made thereunder, whether by reason of the Borrower's failure or inability to amend or supplement the prospectus (the "Prospectus") included therein in accordance with the Registration Rights Agreement or otherwise, after such Registration Statement becomes effective (including, without limitation, during an Allowed Delay (as defined in Section 3(f) of the Registration Rights Agreement)), then the Pricing Period shall be comprised of, (i) in the case of an event described in clause (1), sixty (60) Trading Days preceding the 120th day following the Issue Date plus all Trading Days through and including the third Trading Day following the date of effectiveness of the Registration Statement; and (ii) in the case of an event described in clause (2), the number of Trading Days preceding the date on which the Holder is first notified that sales may not be made under the Prospectus that would otherwise then be included in the Pricing Period in accordance with the definition thereof set forth in Section 2.2(a), plus all Trading Days through and including the third (3rd) Trading Day following the date on which the Holder is first notified that such sales may again be made under the Prospectus. If a Holder determines that sales may not be made pursuant to the Prospectus (whether by reason of the Borrower's failure or ability to amend or supplement the Prospectus or otherwise) it shall so notify the Borrower in writing and, unless the Borrower provider such Holder with a written opinion of the Borrower's counsel to the contrary, such determination shall be binding for purposes of this Paragraph.

     2.3 Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note and the other Notes issued pursuant to the Purchase Agreement. As of the date of issuance of this Note, 4,285,715 (2x currently required) authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of this Note and the other Notes issued pursuant to the Purchase Agreement (the "Reserved Amount"). The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

     If, at any time a Holder of this Note submits a Notice of Conversion, the Borrower does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this
Article II (a "Conversion Default"), subject to Section 6.8, the Borrower shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion. The portion of this Note which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the Holder's option at any time after) the date additional shares of Common Stock are authorized by the Borrower, at which time the Conversion Price in respect thereof shall be the lower of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date thereafter elected by the Holder in respect thereof. The Borrower shall pay to the Holder payments ("Conversion Default Payments") for a Conversion Default in the amount of (N/365) x .24 x the Excess Amount on the Conversion Date in respect of the Conversion Default (the "Conversion Default Date"), where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Borrower authorizes a sufficient number of shares of Common
Stock to effect conversion of the full outstanding principal balance of this Note. The Borrower shall use its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable following the earlier of (i) such time that the Holder notifies the Borrower or that the Borrower otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. The Borrower shall send notice to the Holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default Payments for each calendar month shall be paid in cash or shall be convertible into Common Stock (at such time as there are sufficient authorized shares of Common Stock) at the Market Price (as defined below), at the Holder's option, as follows:
     (a) In the event Holder elects to take such payment in cash, cash payment shall be made to Holder by the fifth day of the month following the month in which it has accrued; and

     (b) In the event Holder elects to take such payment in Common Stock, the Holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of conversion) at any time after the fifth day of the month following the month in which it has accrued (at such time as there are sufficient authorized shares of Common Stock) in accordance with the terms of this Article II.

     The Holder's election shall be made in writing to the Borrower at any time prior to 9:00 p.m., New York City Time, on the third day of the month following the month in which Conversion Default payments have accrued. If no election is made, the Holder shall be deemed to have elected to receive cash. Nothing herein shall limit the Holder's right to pursue actual damages (to the extent in excess of the Conversion Default Payments) due to the Borrower's failure to maintain a sufficient number of authorized shares of Common Stock.

                  2.4      Method of Conversion.

     (a) This Note may be converted by the Holder in whole or in part (provided such partial conversion is at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion (together with accrued and unpaid interest thereon)) at any time from time to time in accordance with Section 2.1, by (A) submitting to the Borrower a Notice of Conversion (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 11:00 p.m., New York City Time) and (B) subject to Section 2.4(b), surrendering this Note at the principal office of the Borrower. So long as the registration statement filed pursuant to Section 2(a) of the Registration Rights Agreement (the "Registration Statement") is effective (or the Common Stock issuable upon conversion hereof may otherwise be resold publicly without restriction) and there is not then a continuing Event of Default, each Note issued and outstanding on the Automatic Conversion Date, automatically shall be converted into shares of Common Stock on such date at the then effective Conversion Price in accordance with, and subject to, the provisions of this Article II (the "Automatic Conversion"). The Automatic Conversion Date shall be the Conversion Date for purposes of determining the Conversion Price and the time within which certificates representing the Common Stock must be delivered to the holder. Notwithstanding anything to the contrary contained herein, the Automatic Conversion Date shall be extended by one (1) day for each Trading Day occurring prior thereto and prior to the full conversion of this Note that (i) sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) cannot be made pursuant to the Registration Statement (whether by reason of the Company's failure to properly supplement or amend the prospectus included therein in accordance with the terms of the Registration Rights Agreement or otherwise including Allowed Delays (as defined in the Registration Rights Agreement)), (ii) any Event of Default (as defined in Article IV) or Trading Market Prepayment Event (as defined in Section 2.7) exists, without regard to whether any cure periods have run or (iii) that the Borrower is in breach of any of its obligations pursuant to Section 4 of the Purchase Agreement.

     (b) Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

     (c) The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

     (d) Upon receipt by the Borrower from the Holder of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 2.4, the Borrower shall issue and deliver or cause to be issued and delivered to the Holder certificates for the Common Stock issuable upon such conversion within two (2) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) (such second business day being hereinafter referred to as the "Deadline") in accordance with the terms hereof and the Purchase Agreement (including, without limitation, in accordance with the requirement that certificates for shares of Common Stock issued on or after the effective date of the Registration Statement upon conversion of this Note shall not bear any restrictive legend).

     (e) Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article II, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The date of receipt of such Notice of Conversion shall be the Conversion Date so long as it is received before 11:00 p.m., New York City Time, on such date.

     (f) In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 2.1 and in this Section 2.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

     (g) Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is more than one (1) business day after the Deadline (other than a failure due to the circumstances described in Section 2.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder $500 per day in cash, for each of the first two (2) days beyond the Deadline and $2,500 per day in cash for each day thereafter that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.

     2.5 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless either (i) such shares shall have been included in an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion or other similar letter of legal counsel to the effect that such sale or transfer is exempt from the registration requirements of the Act or (iii) such shares are sold pursuant to Rule 144 under the Act (or a successor rule) ("Rule 144") or (iv) such shares are transferred to an "affiliate" (as defined in Rule
144) of the Borrower. Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note, shall bear a legend substantially in the following form, as appropriate:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

     The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefor free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and the shares are so sold or transferred, (ii) such Holder provides the Borrower or its transfer agent with reasonable assurances that the Common Stock issuable upon conversion of this Note (to the extent such securities are deemed to have been acquired on the same date) can be sold pursuant to Rule 144 or (iii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. Nothing in this Note shall (i) limit the Borrower's obligation under the Registration Rights Agreement or (ii) affect in any way the Holder's obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

                  2.6      Effect of Certain Events.

     (a) At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall either: (i) be deemed to be an Event of Default (as defined in Article IV) pursuant to which the Borrower shall be required to pay to the Holder an amount equal to the Default Amount (as defined in Article IV) or (ii) be treated pursuant to Section 2.6(b) hereof. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

     (b) Subject to Section 3.4, if, at any time when this Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then, to the extent the Holder has or thereafter exercises the Conversion Option in accordance with Section 2.1, the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. Subject to Section 3.4, the Borrower shall not effect any transaction described in this Section 2.6(b) unless (a) it first gives at least ten (10) days prior written notice of the record date of the special meeting of stockholders to approve, or if there is no such record date, thirty (30) days prior to the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 2.6(a). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

     (c) Subject to Section 3.1, if the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off) (a "Distribution"), the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

     (d) If, at any time when any Notes are issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the Holder of this Note will be entitled upon any conversion of this Note after the date of record for determining shareholders entitled to such Purchase Rights to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     (e) Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 2.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

     2.7 Certain Payments in Lieu of Conversion. Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is then listed or traded, in no event shall the Borrower issue upon conversion of this Note and the other Notes issued pursuant to the Purchase
Agreement more than the maximum number of shares of Common Stock that the Borrower can issue pursuant to any rule of the principal United States securities market on which the Common Stock is then traded (including Rule 4460(i) of Nasdaq)(the "Maximum Share Amount"), which, as of the Issue Date shall be 16,824,934 shares (19.99% of the total shares outstanding on the Issue
Date), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof. For purposes of determining the aggregate number of shares of Common Stock issuable upon conversion of this Note and the other Notes issued pursuant to the Purchase Agreement, if the issuance of Common Stock hereunder is aggregated with the issuance of Common Stock under the debentures issued to the Holder on October 31, 1997, December 31, 1997 and March 30, 1998 (the "Prior Debentures") pursuant to the regulations of principal United States securities market on which the Common Stock is then traded, the shares of Common Stock issuable upon conversion of the Prior Debentures shall be aggregated with the shares of Common Stock issuable pursuant to this Note. Once the Maximum Share Amount has been issued (the date of which is hereinafter referred to as the "Maximum Conversion Date"), if the Borrower fails to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Borrower or any of its securities on the Borrower's ability to issue shares of Common Stock in excess of the Maximum Share Amount (a "Trading Market Prepayment Event"), in lieu of any further right to convert this Note, and in full satisfaction of the Borrower's obligations under this Note, the Borrower shall pay to the Holder, within fifteen (15) business days of the Maximum Conversion Date (the "Trading Market Prepayment Date"), an amount equal to 130% times the sum of (a) the then outstanding principal amount of this Note immediately following the Maximum Conversion Date, plus (b) accrued and unpaid interest on the unpaid principal amount of this Note to the Trading Market Prepayment Date, plus (c) Default
Interest, if any, on the amounts referred to in clause (a) and/or (b) above, plus (d) any optional amounts that may be added thereto at the Maximum Conversion Date by the Holder in accordance with the terms hereof (the then outstanding principal amount of this Note immediately following the Maximum Conversion Date, plus the amounts referred to in clauses (b), (c) and (d) above shall collectively be referred to as the "Remaining Convertible Amount"). With respect to each Holder of Notes, the Maximum Share Amount shall refer to such Holder's pro rata share thereof determined in accordance with Section 6.8 below. In the event that the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of this Note and the other Notes issued pursuant to the Purchase Agreement plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of this Note and the other Notes issued pursuant to the Purchase Agreement, represents at least one hundred percent (100%) of the Maximum Share Amount (the "Triggering Event"), the Borrower will use its best efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Maximum Conversion Date. As used herein, "Stockholder Approval" means approval by the stockholders of the Borrower to authorize the issuance of the full number of shares of Common Stock which would be issuable upon full conversion of the then outstanding Notes but for the Maximum Share Amount (including, but not limited to, in accordance with Rule 4460(i) of the Nasdaq).

     2.8 Status as Stockholder. Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder's allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower), the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 2.3 the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 2.3) for the Borrower's failure to convert this Note.

                       ARTICLE III.  CERTAIN COVENANTS

     3.1 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock.

     3.2 Restriction on Stock Repurchases. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

     3.3 Borrowings. So long as Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent create, incur, assume or suffer to exist any liability for borrowed money, except (a) borrowings in existence or committed on the date hereof and of which the Borrower has informed the Holder in writing prior to the date hereof, (b) indebtedness to trade creditors incurred in the ordinary course of business, (c) borrowings, the proceeds of which shall be used to repay this Note and (d) leases entered into in the ordinary course of business.

     3.4 Sale of Assets. So long as Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent, sell, lease or otherwise dispose of any of its assets outside the ordinary course of business; provided, however, that such consent shall not be required for the sale of the common stock of Telemac Cellular Corporation, Inc. and NewCom, Inc. Any consent of the Holder to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

     3.5 Advances and Loans. So long as Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent lend money, give credit or make advances to, or otherwise make an investment in, any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which the Borrower has informed the Holder in writing prior to the date hereof, and (b) made in the ordinary course of business.

     3.6 Contingent Liabilities. So long as Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsements and contingencies
(a) in existence or committed on the date hereof and which the Borrower has informed the Holder in writing prior to the date hereof, and (b) similar transactions in the ordinary course of business.

     3.7 Seniority of Note. So long as Borrower shall have any obligation under this Note, the Borrower shall not incur any obligation with respect to indebtedness which is senior in right of payment to this Note (including, without limitation, making any obligation outstanding as of the Issue Date senior in right of payment to this Note) other than obligations with respect to indebtedness incurred in connection with a Permitted Lien (as defined in the Security Agreement).

                      ARTICLE IV.  EVENTS OF DEFAULT

     If any of the following events of default (each, an "Event of Default") shall occur:

     4.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due, whether at maturity, upon mandatory prepayment pursuant to Sections 1.1 or 2.7, upon acceleration or otherwise.

     4.2 Conversion and the Shares. After the election of the Conversion Option, the Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note (for a period of at least sixty (60) days, if such failure is solely as a result of the circumstances governed by Section 2.3 and the Borrower is using its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of this Note as and when required by this Note or the Registration Rights Agreement, or fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of this Note as and when required by this Note, the Purchase Agreement or the Registration Rights Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder.

     4.3 Failure to Effect Registration. The Borrower fails to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement prior to March 7, 1999 or the Registration Statement lapses in effect (or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) cannot otherwise be made thereunder) for more than fifteen
(15) consecutive Trading Days or thirty (30) Trading Days in any twelve (12) month period after the Registration Statement becomes effective; provided however, that this shall not constitute an Event of Default until after an election of the Conversion Option;

     4.4 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in Sections 2.3, 2.6, 2.7 or Article III of this Note, Sections 4(c), 4(h), 4(i), 4(j), 4(l) or 5 of the Purchase Agreement or Sections 2, 3, 4, 5, 6 or 7 of the Security Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder;

     4.5  Breach  of  Representations  and  Warranties.  Any  representation  or warranty  of  the  Borrower  made  herein  or in  any  agreement,  statement  or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement and the Registration Rights Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note, the Purchase Agreement or the Registration Rights Agreement;

     4.6 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

     4.7 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any Subsidiary (as defined in the Purchase Agreement) of the Borrower or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld;

     4.8 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower; or

     4.9 Delisting of Common Stock. The Common Stock is not listed on at least one of The Nasdaq National Market, Nasdaq Small Cap Market, the New York Stock Exchange, or the American Stock Exchange;

     4.10 Default Under Other Notes. An Event of Default has occurred and is continuing under any of the other Notes issued pursuant to the Purchase Agreement.

     then, upon the occurrence and during the continuation of any Event of Default specified in Section 4.1, 4.2, 4.3, 4.4, 4.5, 4.7, 4.9 or 4.10 at the option of the Holders of a majority of the aggregate principal amount of the outstanding Notes issued pursuant to the Purchase Agreement exercisable through the delivery of written notice to the Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified in Section
4.6 or 4.8, the Notes shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) the Default Percentage (as defined below) times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "Mandatory Prepayment Date") plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Sections 2.3 and 2.4(g) hereof or pursuant to
Section 2(c) of the Registration Rights Agreement (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the "Default Sum") or (ii) the "parity value" of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of such Default Sum in accordance with Article I (treating the Trading Day immediately preceding the Mandatory Prepayment Date as the "Conversion Date" for purposes of determining the lowest applicable Conversion Price, unless the Default Event arises as a result of a breach in respect of a specific Conversion Date in which case such Conversion Date shall be the Conversion Date), multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the greater of clause (i) and (ii) being the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. The "Default Percentage" shall mean 115% for purposes of an Event of Default pursuant to Section 4.3 and 130% for any other Event of Default.

     If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

                         ARTICLE V.  REDEMPTION

     5.1 Redemption. If (i) the Conversion Option is elected by the Holder after the 120th day following the Issue Date and prior to the Maturity Date and (ii)
(a)so long as no Event of Default or Trading Market Prepayment Event shall have occurred and be continuing, (b) the Registration Statement is then in effect and has been in effect and sales can be made thereunder for at least twenty (20) days prior to the Redemption Date (as defined below) and (c) the Borrower has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Notes, the Borrower may redeem all or any portion of this Note upon ten (10) days prior written notice (a "Redemption Notice") delivered prior to the Maturity Date in accordance with this Section 5.1. Any Redemption Notice shall be delivered to the Holder at its registered address appearing on the records of the Borrower and shall state (1) that the Borrower is exercising its right to redeem this Note and all other Notes issued pursuant to the Purchase Agreement and (2) the date of redemption, which date must be on or prior to the Maturity Date. On the date fixed for redemption (the "Redemption Date"), the Borrower shall make payment of the Redemption Amount (as hereinafter defined) in cash to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one business day prior to the Redemption Date. The "Redemption Amount" shall be equal to the sum of (a) the then outstanding principal amount of this Note plus (b) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (c) Default Interest, if any, on the interest referred to in the immediately preceding clause plus (d) any amounts owed to the Holder pursuant to Sections
2.3 and 2.4(g) hereof or pursuant to Section 2(b) of the Registration Rights Agreement. Notwithstanding anything to the contrary contained in this Section 5.1, the Holder shall at all times after the 120th day following the Issue Date and prior to the Redemption Date maintain the right to convert all or any part of this Note in accordance with Article II and any amounts so converted after receipt of a Redemption Notice and prior to the Redemption Date set forth in such notice and payment of the aggregate Redemption Amount shall be deducted from the amount which is otherwise subject to redemption pursuant to the Redemption Notice. If the Borrower delivers a Redemption Notice and fails to pay the Redemption Amount due to the Holders of the Notes within two (2) business days following the Redemption Date, the Borrower shall forever forfeit its right to redeem the Notes pursuant to this Section 5.1.

                     ARTICLE VI.  MISCELLANEOUS

     6.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     6.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be Aura Systems, Inc., 2335 Alaska Avenue, El Segundo, California 90245, facsimile number: (310) 643-8719. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

     6.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     6.4 Assignability. This Note is transferable at Holder's option and shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

     6.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

     6.6 Governing Law. This Note shall be governed by the internal laws of the State of Delaware, without regard to the principles of conflict of laws.

     6.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

     6.8 Allocations of Maximum Share Amount and Reserved Amount. The Maximum Share Amount and Reserved Amount shall be allocated pro rata among the holders of Notes based on the principal amount of such Notes issued to each holder. Each increase to the Maximum Share Amount and Reserved Amount shall be allocated pro rata among the holders of Notes based on the principal amount of such Notes held by each holder at the time of the increase in the Maximum Share Amount or Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such transferor's Maximum Share Amount and Reserved Amount. Any portion of the Maximum Share Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of such Notes then held by such holders.

     6.9 Damages Shares. The shares of Common Stock that may be issuable to the Holder pursuant to Sections 2.3 and 2.4(g) hereof and pursuant to Section 2(b) of the Registration Rights Agreement ("Damages Shares") shall be treated as Common Stock issuable upon conversion of this Note for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder, including without limitation, the right to be included in the Registration Statement filed pursuant to the Registration Rights Agreement. For purposes of calculating interest payable on the outstanding principal amount hereof, except as otherwise provided herein, amounts convertible into Damages Shares ("Damages Amounts") shall not bear interest but must be converted prior to the conversion of any outstanding principal amount hereof, until the outstanding Damages Amounts is zero.

     6.10 Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $100,000 as the Holder shall request.

     6.11 Purchase Agreement. By its acceptance of this Note, each Holder agrees to be bound by the applicable terms of the Purchase Agreement.

     6.12 Notice of Corporate Events. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower's shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least ten (10) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Borrower shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 6.12.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this 7th day of October, 1998.


                                      AURA SYSTEMS, INC.



                                      By:_____________________________________
                                         Steven Veen
                                         Chief Financial Officer

                                                      EXHIBIT A
                                                NOTICE OF CONVERSION
                                                 OF CONVERTIBLE NOTE

TO:      AURA SYSTEMS, INC.

                  (1) Pursuant to the terms of the attached Convertible Note (the "Note"), the undersigned hereby elects to convert $ __________ principal amount of the Note into shares of Common Stock of Aura Systems, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

                  (2) The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

         Name of DTC Prime Broker:
         Account Number:

|_| In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth above (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         Name:

         Address:



                  (3) Holder acknowledges and affirms that the Common Stock issued pursuant to this Notice of Conversion has been or will be sold in accordance with the requirements of the 1933 Act, if applicable, or pursuant to an exemption under the 1933 Act.





Date:  ___________________
                                                     Signature   of   Registered
                                                     Holder   (must  be   signed
                                                     exactly as name  appears in
                                                     the Note).